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                          [COMSAT CORPORATION  LOGO]

                          Two additional ways to vote

                               Vote by Telephone

              It's fast, convenient, and your vote is immediately
                             confirmed and posted.

                            Using a touch-tone phone
        Call the toll-free number shown on the voting instruction form.

                        Just follow these 4 easy steps:

1.  Read the accompanying Proxy Statement and voting instruction form.

2.  Call the toll-free number shown on your voting instruction form.

3.  Enter your 12 digit Control Number located on your voting instruction form.

4.  Follow the simple recorded instructions.

                            Your vote is important!

                              Call 24 hours a day

                                Vote by Internet

              It's fast, convenient, and your vote is immediately
                             confirmed and posted.

                               WWW.PROXYVOTE.COM

                        Just follow these 4 easy steps:

1.  Read the accompanying Proxy Statement and voting instruction form.

2.  Go to website  WWW.PROXYVOTE.COM

3.  Enter your 12 digit Control Number located on your voting instruction form.

4.  Follow the simple recorded instructions.

                            Your vote is important!

                            Go to WWW.PROXYVOTE.COM

                            Available 24 hours a day

   Do not return your Voting Form if you are voting by telephone or Internet.